Exhibit-10.1
SIXTH AMENDMENT TO CREDIT AGREEMENT
     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 30, 2008, is by and among ENTERTAINMENT DISTRIBUTION COMPANY, LLC, a Delaware limited liability company (the “Borrower”), those Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages hereto (individually a “Guarantor” and collectively the “Guarantors”), the financial institutions party hereto as lenders (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent under the Credit Agreement (defined below) (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
     WHEREAS, the Borrower, the Guarantors, Glenayre Electronics, Inc., a Colorado corporation, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of May 31, 2005 (as previously amended, modified or supplemented and as further amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement as amended hereby); and
     WHEREAS, the Borrower and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENT TO CREDIT AGREEMENT
     1.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:
(a) The definition of “Revolving Commitment Termination Date” is hereby deleted in its entirety and replaced with the following:
     “Revolving Commitment Termination Date” shall mean May 29, 2009.
(b) The definition of “Revolving Committed Amount” is hereby deleted in its entirety and replaced with the following:

     “Revolving Committed Amount” shall mean the amount of each Lender’s Revolving Commitment as specified in its Lender Commitment Letter or in the Commitment Transfer Supplement pursuant to which such Revolving Lender became a Lender hereunder, as such amount may be reduced from time to time in accordance with the provisions hereof. After giving effect to the Sixth Amendment, the aggregate Revolving Committed Amount shall be $7,500,000.
(c) The following definitions are hereby added to the Credit Agreement in appropriate alphabetical order:
     “Sixth Amendment” shall mean that certain Sixth Amendment to Credit Agreement dated as of May 30, 2008 by and among the Borrower, the Guarantor, the Administrative Agent and the Lenders.
ARTICLE II
CONDITIONS TO EFFECTIVENESS
     2.1 Closing Conditions.
     This Amendment shall become effective as of the date hereof (the “Sixth Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):
     (a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.
     (b) Commitment Transfer Supplement. The Administrative Agent shall have received a copy of a Commitment Transfer Supplement pursuant to which ING Capital LLC assigns all of its Revolving Committed Amount to Wachovia Bank, National Association, duly executed by each of the parties thereto.
     (c) Renewal Fee. The Borrower shall have paid or caused to be paid a renewal fee to the Administrative Agent in connection with this Amendment for the account of Wachovia Bank, National Association in an aggregate amount equal to $11,250.
     (d) Other. The Administrative Agent shall have received such other documents, agreements or information which it may reasonably request relating to the Credit Parties and the transactions contemplated by this Amendment and any other matters relevant hereto or thereto, all in form and substance satisfactory to the Administrative Agent in its sole good faith discretion.

ARTICLE III
MISCELLANEOUS
     3.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
     3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows as of the date hereof:
     (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s valid and legally binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
     (d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).
     3.3 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents.
     3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
     3.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
     3.6 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this

Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.
     3.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     3.8 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
     3.9 Fees. The Borrower agrees to pay all fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of Moore & Van Allen PLLC.
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     IN WITNESS WHEREOF the Borrower, the Guarantors, the Lenders, and the Administrative Agent have caused this Amendment to be duly executed on the date first above written.

BORROWER:	ENTERTAINMENT DISTRIBUTION COMPANY, LLC, a Delaware limited liability company

	By:	/s/ Jordan M. Copland

	Name:	Jordan M. Copland

	Title:	Chief Executive Officer

GUARANTORS:	ENTERTAINMENT DISTRIBUTION COMPANY (USA), LLC, a Delaware limited liability company

	By:	/s/ Jordan M. Copland

	Name:	Jordan M. Copland

	Title:	Chief Executive Officer

ADMINISTRATIVE AGENT
AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Brian L. Martin

Name:	Brian L. Martin
Title:	Senior Vice President

ING CAPITAL LLC, as a Lender

By:	/s/ William C. Povey

Name:	William C. Povey
Title:	Managing Director